UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  November 14, 2005

CORUMEL MINERALS CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-50429 (Commission File Number)	33-1059313 (I.R.S. Employer Identification No.)
575 Madison Avenue, 10th Floor, New York, New York (Address of principal executive offices)		10022-2511 (Zip Code)

Registrant’s telephone number, including area code (212) 937-8442

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01. Entry into a Material Definitive Agreement.

On October 17, 2005, Corumel Minerals Corp. (“Corumel”) signed a consulting services agreement with AnMac Enterprises Inc. to provide consulting services to the directors and officers of Corumel regarding general financial and business matters, including, but not limited to,

a.	mergers and acquisitions;

b.	due diligence studies, reorganizations, divestitures;

c.	capital structures, banking methods and systems;

d.
periodic reporting as to developments concerning the general financial markets and public securities markets and industry which may be relevant or of interest or concern to the Company or the Company’s business;

e.	guidance and assistance in available alternatives for accounts receivable financing and/or other asset financing;

f.	DTC/volume/transfer record analysis; and

g.	investor relations to assist with broker and investor information services.

Page - 1

The term of the consulting services agreement will be 12 months with a trial period of first three months, from October 17, 2005 to January 17, 2006. The agreement can be extended beyond the first 12 month term upon agreement by both parties.

Corumel will pay the consultant a quarterly fee of $30,000 payable at the beginning of each quarter. For the first quarter during the trial period, Corumel will pay the consultant a monthly fee of $10,000 payable on October 17, 2005, November 17, 2005, and December 17, 2005. As additional consideration, Corumel will issue 650,000 post merged restricted shares to the consultant for the first year of services.

See Exhibit 10.5 - Consulting Services Agreement attached to this Current Report for more details.

Item 7.01. Regulation FD Disclosure.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 10.5, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibit 10.1 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
10.5	Consulting Services Agreement dated October 17, 2005, between Corumel Minerals Corp. and AnMac Enterprises Inc.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Corumel Minerals Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

CORUMEL MINERALS CORP.

By: /s/ Chris Roth
Dated: November 14, 2005                            Chris Roth - CEO & President

Page - 2

Exhibit 10.5

Page - 3

CONSULTING SERVICES AGREEMENT
CORUMEL MINERALS CORP. AND MICHAEL MCINTYRE, PRESIDENT, ANMAC ENTERPRISES INC.

This Agreement is made effective the 17th day of October, 2005, between Corumel Minerals Corp. (the “Company”) and Michael McIntyre, President, AnMac Enterprises Inc. (the “Consultant”) located at 2808 48th Ave, Suite 201, Vernon, BC, Canada V1T 3R4

WHEREAS, the Company desires to be assured of the association and services of the Consultant in order to avail itself of the Consultant’s experience, skills, abilities, knowledge and background to facilitate long range strategic planning and to advise the Company in business and/or financial matters and is therefore willing to engage the Consultant upon the terms and conditions set forth herein.

WHEREAS, the Consultant agrees to be engaged and retained by the Company and upon the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and suffiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Engagement

The Company hereby engages the Consultant on a non exclusive basis, and the Consultant hereby accepts the engagement to become a consultant to the Company and to render such advice, consultation, information and services to the directors and officers of the Company regarding general financial and business matters, including but not limited to:

A.	mergers and acquisitions;

B.	due diligence studies, reorganizations, divestitures;

C.	capital structures, banking methods and systems;

D.
periodic reporting as to developments concerning the general financial markets and public securities markets and industry which may be relevant or of interest or concern to the Company or the Company’s business.

E.	guidance and assistance in available alternatives for accounts receivable financing and/or other asset financing;

F.	DTC/volume/transfer record analysis; and

G.	Investor Relations ( IR ) assisting with broker and investor information services.

Page - 4

It shall be expressly understood that Consultant shall have no power to bind the Company to any contract or obligation or to transact any business in the Company’s name or on behalf of the Company in any manner.

2.	Term

The term of this Agreement shall commence on the date hereof and continue for twelve (12) months. The first three months, from October 17, 2005 to January 17th 2006 shall be deemed a trial period. The trial period shall be incorporated into the first full year (12 month period). This Agreement may be extended upon agreement by both parties.

3.	Compensation and fees

The Company shall pay to the Consultant:

a)	a Quarterly fee of $30,000.00 USD payable at the beginning of each quarter. (to be paid monthly the first three months Oct 17, Nov 17, Dec 17, 2005)

b)
the Consultant will receive the equivalent of 650,000 of the post Reverse Merged or Merged shares in the form of restricted stock for the first year of service. The shares will be transferable in the name designated by the Consultant at the time of issuance. The shares restricted period shall begin with the dated of this contract, October 17th, 2005. The shares will have the standard piggyback registration rights, which shall be subject to reasonable restrictions (such as lock-ups and pro-rata cut backs in the amount of shares to be registered) at the request of either the Company or any underwriter or placement agent whom the Company has engaged.

All Securities shall be issued to the Consultant in accordance with an applicable exemption from registration or, at the option of the Company, pursuant to a valid registration statement. Unless and until such securities are registered by the Company or an applicable exemption to registration is available (such as safe harbor provided by Rule 144) the Consultant will not sell or transfer the securities.

Page - 5

4.	Exclusivity, Performance and Confidentiality

The services of the Consultant hereunder shall not be exclusive, and Consultant and its agents may perform similar or different services for other persons or entities whether or not they are competitors of the Company. The Consultant shall be required to expend only such time as is necessary to service the Company in a commercially reasonable manner. The Consultant acknowledges and agrees that confidential and valuable information proprietary to the Company and obtained during its engagement by the Company shall not be directly or indirectly, disclosed without the prior written consent of the Company, unless and until such information is otherwise known to the public generally or is not otherwise secret and confidential.

5.	Independent Contractor

In its performance hereunder, the Consultant and its agents shall be independent contractors. The Consultant shall complete the services required hereunder according to his own means and methods of work, shall be in the exclusive charge and control of the Consultant and shall not be subject to the control or supervision of the Company, except as to the results of the work or the extent necessary for the Company to verify the Consultant’s compliance with applicable laws and regulations to which the Company may be subject. The Company acknowledges that nothing in this Agreement shall be construed to require the Consultant to provide services to the Company at any specific time, or in any specific place or manner.

6.	Waiver

No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision and no waiver shall constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

7.	Complete Agreement

No supplement, modification or amendment of the Agreement shall be binding unless executed in writing by all parties. This Agreement constitutes the entire agreement between the parties and supersedes any prior agreements or negotiations.

8.	General Provisions

A. This Agreement shall in all respects be interpreted, enforced and governed
Under the laws of State of Nevada. The language and all parts of this
Agreement shall be in all cases construed as a whole and not strictly for or against any individual party.

Page - 6

B.	Any dispute arising under in any way related to this agreement shall be
Submitted to binding arbitration by the American Arbitration Association in
Accordance with the Association’s commercial rules then in effect. The arbitration may be conducted in person, by telephone or online as agreed by all parties. The arbitration shall be binding on the parties and the arbitration award may be confirmed by ant court of competent jurisdiction.

9.	Counterparts and Telefacsimile

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement. A telefacsimile of this Agreement may be relied upon as full and sufficient evidence as an original.

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement effective the 17th day of October, 2005.

Corumel Minerals Corp. AnMac Enterprises Inc.

/s/ Chris Roth       /s/ Michael McIntyre
______________________________             ____________________________

Chris Roth, President             Michael McIntyre, President

Date: October 17, 2005                             Date: October 17, 2005

AnMac Enterprises Inc.
2808 48th Ave. Suite 201
Vernon, BC V1T 3R4
604-484-6243 Phone
250-483-5967 Fax

Page - 7